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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-22225) of our reports dated January 30, 1997, on our audits of the consolidated financial statements and financial statement schedules of FormMaker Software, Inc. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

Atlanta, Georgia

April 1, 1997